                                                                   EXHIBIT 4.1

                           FORM OF SHARE CERTIFICATE

                         BRANTLEY CAPITAL CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

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
                COMMON STOCK                                         COMMON STOCK
    THIS CERTIFICATE IS TRANSFERABLE IN                            CUSIP 105494 10 8
       BOSTON, MA, OR NEW YORK, N.Y.                      SEE REVERSE FOR CERTAIN DEFINITIONS
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This certifies that


is the registered owner of

  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK ($.01 PAR VALUE) OF
                          BRANTLEY CAPITAL CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile signatures of its duly authorized officers.

Dated:

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
            /S/ PAUL H. CASCIO                                 /S/ ROBERT P. PINKAS

       VICE PRESIDENT AND SECRETARY                CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER,
                                                        CHIEF FINANCIAL OFFICER AND TREASURER
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                                       COUNTERSIGNED AND REGISTERED:
                                          STATE STREET BANK AND TRUST COMPANY
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                       BY
                                                           AUTHORIZED SIGNATURE
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                          BRANTLEY CAPITAL CORPORATION

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM -- as tenants in common                UNIF GIFT MIN ACT --..........Custodian .........
TEN ENT -- as tenants by the entireties                             (Cust)              (Minor)
JT TEN -- as joint tenants with right of                           under Uniform Gifts to Minors
survivorship and not as tenants in common                          Act........................
                                                                              (State)
                                               UNIF TRF MIN ACT --..... Custodian (until age.....)
                                                                  (Cust)
                                                                  ..........under Uniform Transfers
                                                                   (Minor)
                                                                  to Minors Act ..................
                                                                                     (State)
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    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________
                                                  X____________________________

                                                  X____________________________

                                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                   MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                   UPON THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By __________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.